Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
FT Vest Nasdaq-100 Dual Directional Buffer ETF – June

Ticker Symbol:	DQJN
Exchange:	Cboe BZX Exchange, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=DQJN.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  June 22, 2026, are all incorporated by reference into this Summary Prospectus.
June 22, 2026

The Fund seeks to provide investors with a “dual direction” of positive returns (before fees and expenses) that either (1) match the positive price return of the Invesco QQQ TrustSM, Series 1 (“QQQ” or the “Underlying ETF”) up to a predetermined upside cap or (2) match the absolute value of the negative price return of the Underlying ETF up to a specified threshold, while also seeking to provide a 10% buffer against losses that exceed the Inverse Performance Threshold (defined below) over an approximate one-year period from June 22, 2026 to June 17, 2027 (the “Target Outcome Period”). The target outcomes the Fund seeks for investors that hold Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:
●
Dual Directional Returns:
○
If the Underlying ETF experiences positive price returns over the course of the Target Outcome Period, the Fund seeks to provide returns (before fees and expenses) that match the performance of the share price of the Underlying ETF, which is measured from the start of the Target Outcome Period, up to a predetermined upside cap of 21.35% (the “Cap”).
○
If the Underlying ETF experiences negative price returns over the course of the Target Outcome Period that are less than or equal to 10% (the “Inverse Performance Threshold”), the Fund seeks to provide returns (before fees and expenses) that match the absolute value of the negative price return of the Underlying ETF (“Inverse Performance”) measured from the start of the Target Outcome Period, up to a maximum return of 10% (the “Inverse Performance Cap”).
●
Buffered Returns: If the Underlying ETF experiences losses over the course of the Target Outcome Period that exceed the Inverse Performance Threshold, the Fund seeks to provide returns (before fees and expenses) that are 10% higher than the negative price return of the Underlying ETF measured from the start of the Target Outcome Period (i.e., if the Underlying ETF is down 20%, the Fund seeks to provide returns that are -10%) (the "Buffer").
The Fund seeks to achieve specified outcomes but there is no guarantee that the outcomes for a Target Outcome Period will be achieved. You may lose some or all of your money by investing in the Fund. The Fund has characteristics unlike many other typical investment products and may not be suitable for all investors. It is important that investors understand the Fund’s investment strategy before making an investment in the Fund.
The Fund’s returns will be subject to the Cap, which represents the maximum percentage return an investor can achieve from an investment in the Fund over the duration of the Target Outcome Period if the Underlying ETF experiences positive returns over the course of the Target Outcome Period. When the Fund's fees and expenses are taken into account, the Cap is 20.45%. The Cap will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee. At the end of the Target Outcome Period, the Fund will reset for a new Target Outcome Period tied to the same Underlying ETF, Buffer level, Inverse Performance Threshold and Inverse Performance Cap, but the Cap will likely change based on market rates as of the start of the new Target Outcome Period. Please note, if the Target Outcome Period has begun and the Fund has increased in value to a level near the Cap, an investor purchasing Fund shares at that price has little or no ability to achieve gains but remains vulnerable to downside risks. In general, the total amount of potential gain that an investor can achieve within a Target Outcome Period when it purchases Fund shares that have increased in value after the start of such period (due to an increase in the Underlying ETF's value) decreases the closer the purchase price is to the Cap.
The Fund’s Inverse Performance will be subject to the Inverse Performance Cap that represents the maximum percentage return an investor can achieve via Inverse Performance from an investment in the Fund over the duration of the Target Outcome Period if the Underlying ETF experiences negative returns over the course of the Target Outcome Period. When the Fund's fees and expenses are taken into account, the Inverse Performance Cap is 9.10%. The Inverse Performance Cap will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee. Please note, if the Target Outcome Period has begun and the Fund has increased in value to a level near the Inverse Performance Cap due to a decline in the Underlying ETF’s value, an investor purchasing Fund shares at that price has little or no ability to achieve gains from Inverse Performance but remains vulnerable to downside risks, including the risk that the Underlying ETF’s losses exceed the Inverse Performance Threshold, which would immediately cause the Fund to forfeit the entirety of the Inverse Performance gains it had been accruing to that point and subject such investor to a potentially greater amount of losses for that period than a shareholder who had purchased Fund shares as of the start of the period (since the Buffer is measured from the start of each Target Outcome Period). In general, the total amount of potential Inverse Performance gain that an investor can achieve within a Target Outcome Period when it purchases Fund shares that have increased in value after the start of such period (due to a decrease in the Underlying ETF’s value) decreases the closer the purchase price is to the Inverse Performance Cap.
The Fund seeks to provide Inverse Performance if the Underlying ETF's losses over the course of the Target Outcome Period do not exceed the Inverse Performance Threshold. If the Underlying ETF decreases in value beyond the Inverse Performance Threshold over the course of the Target Outcome Period, the Fund will not provide any positive returns and rather will experience losses of the Underlying ETF offset by the Buffer. It is possible for small price movements of the Underlying ETF at the end of a Target Outcome Period to cause a sudden change from positive to negative returns for the Fund. If such movements caused the Inverse Performance Threshold to be breached, the Fund would forfeit all positive returns experienced through Inverse Performance and would instead experience losses of the Underlying ETF offset by the Buffer.

In the event the Underlying ETF’s losses over the duration of the Target Outcome Period exceed the Inverse Performance Threshold, the Fund also seeks to provide shareholders that hold Fund shares for the entire Target Outcome Period with the Buffer, such that the Fund seeks to provide returns that are 10% higher than the Underlying ETF’s returns over the course of the Target Outcome Period (before accounting for fees and expenses). When the Fund's fees and expenses are taken into account, the Buffer is 9.10%. The Buffer will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. Please note, if the Target Outcome Period has begun and the Underlying ETF has experienced losses that exceed the Inverse Performance Threshold, an investor purchasing Fund shares at that price will experience further continued losses of the Underlying ETF on a one-to-one basis (i.e., such investor's losses are not offset by any amount). An investment in the Fund is only appropriate for shareholders willing to bear the losses described herein.
The outcomes described in this prospectus are specifically designed to apply only if you hold shares on the first day of the Target Outcome Period and continue to hold them on the last day of the period. If you purchase shares after the Target Outcome Period starts or sell your shares before the Target Outcome Period ends, you may receive a very different return based on the Fund’s current value and you may not benefit from the full extent of potential positive returns or the offsetting of negative returns as provided by the Buffer. Investors should consider that investing directly in the Underlying ETF may result in better outcomes than investing in the Fund, particularly if the investor does not hold Fund shares for the entire Target Outcome Period or if the Underlying ETF experiences gains in excess of the Cap. The Fund’s website, http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=DQJN,  provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, if purchased on that date and held through the end of the Target Outcome Period, including the Fund’s value relative to the Cap, Buffer and Inverse Performance Threshold.
An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Target Outcome Period, a new Cap will be established based on the then current price of the Underlying ETF and any gains above the prior Cap will be forfeit. Similarly, an investor that holds Fund shares through multiple Target Outcome Periods will be unable to recapture losses from prior Target Outcome Periods because at the end of each Target Outcome Period, a new Buffer (will be established based on the then current price of the Underlying ETF (set at 10% but calculated based on the then-current price of the Underlying ETF) and any losses experienced below the prior Buffer will be locked in. Moreover, the annual imposition of a new Cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.

Investment Objective
The investment objective of the FT Vest Nasdaq-100 Dual Directional Buffer ETF – June (the “Fund”) is to seek to provide investors with returns (before fees and expenses) that either match the positive price return of the Invesco QQQ TrustSM, Series 1 ("QQQ" or the “Underlying ETF”) up to a predetermined upside cap (the “Cap”) or match the absolute value of the negative price return of the Underlying ETF up to a specified threshold (the “Inverse Performance Threshold”) (as further described below), while also seeking to provide a 10% buffer (the “Buffer”) against losses that exceed the Inverse Performance Threshold over an approximate one-year period (the “Target Outcome Period”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.90%
(1)
“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$92	$287
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference the price performance of the Invesco QQQ TrustSM, Series 1 ("QQQ" or the “Underlying ETF”). FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. The Underlying ETF is an exchange-traded open-end management company that uses a full replication strategy, meaning it invests in all of the stocks in the Nasdaq-100 Index®. Invesco Capital Management LLC (“Invesco”) serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to track the investment results, before fees and expenses, of the Nasdaq-100 Index®. The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial companies listed on Nasdaq, Inc. based on market capitalization. The Fund’s performance will not reflect the payment of dividends by the Underlying ETF. See “The Underlying ETF” for more information. The Fund’s investment sub-advisor is Vest Financial LLC ("Vest" or the "Sub-Advisor").
The Fund seeks to provide investors with (1) returns that (i) match the positive price return of the Underlying ETF, up to the upside Cap of 21.35% (before fees and expenses) over the Target Outcome Period or (ii) match the absolute value of the negative price return of the Underlying ETF (before fees and expenses) for the Target Outcome Period, if the Underlying ETF experiences negative returns over the course of the Target Outcome Period that are less than or equal to 10% (the “Inverse Performance Threshold”); and (2) buffered returns (before fees and expenses) against the negative price return of the Underlying ETF that are 10% higher than the Underlying ETF’s returns over the course of the Target Outcome Period, if the Underlying ETF experiences negative returns over the course of the Target Outcome Period that exceed the Inverse Performance Threshold. The current Target Outcome Period will begin on June 22, 2026 and end on June 17, 2027.

The Fund uses FLEX Options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund include (1) a “dual direction” of positive returns, meaning the Fund seeks to provide positive returns regardless of whether the Underlying ETF share price increases or decreases in value over the course of the Target Outcome Period, subject to certain limitations detailed herein and (2) a Buffer (before fees and expenses) against the first 10% of the negative price return of the Underlying ETF that exceed the Inverse Performance Threshold. These outcomes are based on the price performance of the Underlying ETF over the Target Outcome Period. When the Fund's fees and expenses are taken into account, the Cap is 20.45%, the Inverse Performance Cap is 9.10% and the Buffer is 9.10%. The Cap, Buffer and Inverse Performance Cap will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. The target outcomes the Fund seeks for investors that hold Fund shares for an entire Target Outcome Period are as follows, though there can be no guarantee these results will be achieved:
●
Dual Directional Returns
○
If the Underlying ETF experiences positive returns over the course of the Target Outcome Period, the combination of FLEX Options held by the Fund seeks to provide returns that match the performance of the share price of the Underlying ETF, which is measured from the start of the Target Outcome Period, up to the Cap. The Cap for the current Target Outcome Period is 21.35%, prior to taking into account the Fund’s fees and expenses.
○
If the Underlying ETF experiences negative returns over the course of the Target Outcome Period that are less than or equal to the Inverse Performance Threshold, the combination of FLEX Options held by the Fund seeks to provide returns that match the absolute value of the negative price return of the Underlying ETF (“Inverse Performance”) up to a maximum return of 10%, measured from the start of the Target Outcome Period, that a shareholder can obtain via Inverse Performance (the “Inverse Performance Cap”) prior to taking into account the Fund's fees and expenses.
○
The absolute value of a number is its distance from zero on the number line, regardless of direction, and is always a non-negative value. For example, the absolute value of both -5 and 5 is 5.
●
Buffered Returns
○
If the Underlying ETF experiences losses over the course of the Target Outcome Period that exceed the Inverse Performance Threshold, the Fund seeks to provide the Buffer against losses that exceed the Inverse Performance Threshold.
See the bar chart and line graph set forth below for more information.
Subsequent Target Outcome Periods will begin on the business day following the day the prior Target Outcome Period ends and will end on the approximate one-year anniversary of that new Target Outcome Period. On the first day of each new Target Outcome Period, the Fund resets by investing in a new set of FLEX Options that are designed to provide a new Cap for the new Target Outcome Period. This means that the Cap will likely change for each Target Outcome Period based upon prevailing market conditions at the beginning of each Target Outcome Period. The Buffer, Inverse Performance Cap and Inverse Performance Threshold remain the same for each Target Outcome Period on a relative basis as compared to the price of the Underlying ETF as of the beginning of such Target Outcome Period. The Cap, Inverse Performance Threshold, Inverse Performance Cap and Buffer, and the Fund’s value relative to each, should be considered before investing in the Fund. The Fund will be perpetually offered and not terminate after the current or any subsequent Target Outcome Period. Approximately one week prior to the end of the current Target Outcome Period, the Fund’s website will be updated to alert existing shareholders that the Target Outcome Period is approaching its conclusion and will disclose the anticipated Cap range for the next Target Outcome Period. There is no guarantee that the final Cap set for a Target Outcome Period will be within the anticipated Cap range. See "Subsequent Target Outcome Periods" for more information.
The outcomes described in this prospectus are specifically designed to apply only if you hold shares on the first day of the Target Outcome Period and continue to hold them on the last day of the Target Outcome Period. An investor that purchases Fund shares other than on the first day of a Target Outcome Period and/or sells Fund shares prior to the end of a Target Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Target Outcome Period. While the Fund seeks to provide the intended outcomes only for investors that hold their shares throughout the complete term of the Target Outcome Period, an investor can expect the value of their shares to generally move in the same direction as the value of the Underlying ETF during the Target Outcome Period when the value of the Underlying ETF is up from the Initial Fund Value, subject to the Cap. When the value of the Underlying ETF is down from the Initial Fund Value but within the Inverse Performance Threshold, the value of the Fund’s shares is expected to move inverse to the performance of the Underlying ETF. As the Underlying ETF price and the Fund’s Net Asset Value ("NAV") change over the Target Outcome Period, an investor acquiring Fund shares after the start of the Target Outcome Period will likely have a different return potential than an investor who purchased Fund shares at the start of the Target Outcome Period. This is because while the Cap, Inverse Performance Threshold, Inverse Performance Cap and Buffer for the Target Outcome Period are fixed levels that are calculated in relation to the Underlying ETF price and the Fund's NAV at the start of a Target Outcome Period and remain constant throughout the Target Outcome Period, an investor purchasing Fund shares at market value during the Target Outcome Period likely purchased Fund shares at a price that is different from the Fund’s NAV at the start of the Target Outcome Period (i.e., the Underlying ETF price and Fund NAV that the Cap, Buffer, Inverse Performance Threshold and Inverse Performance Cap reference). For example, if an investor purchases Fund shares when the Fund's NAV has increased from its

NAV at the commencement of the Target Outcome Period: (1) if such increase is due to the Underlying ETF’s increase in value, such Investor will have less upside performance available for the remainder of the Target Outcome Period before the upside Cap is reached and will experience losses before Inverse Performance is available; (2) if such increase is due to the Underlying ETF’s decrease in value, such Investor will have less Inverse Performance available before the Inverse Performance Cap is reached; and (3) if the Underlying ETF subsequently loses more than the Inverse Performance Threshold by the end of the Target Outcome Period, such Investor will experience losses in an amount greater than it would have if it had purchased shares as of the start of the Target Outcome Period (since the Buffer is measured from the start of each Target Outcome Period). If an investor purchases Fund shares at a time when the Fund’s NAV is higher than it was at the start of the Target Outcome Period, and this increase is the result of the Underlying ETF’s decline in value, then a subsequent rise in the Underlying ETF’s price may cause the Fund’s NAV to decrease. As a result, the investor's returns may decline, and the investor will not experience positive returns in such Target Outcome Period until approximately (i) the Underlying ETF experiences positive price returns in an amount that is greater than the absolute value of the negative returns existing at the time the investor purchased Fund shares; or (ii) the Underlying ETF declines in value beyond the point at which such investor purchased Fund shares without exceeding the Inverse Performance Threshold; in each case not accounting for fees and expenses. If an investor purchases Fund shares when the Underlying ETF’s value has decreased to a level near or exceeding the Inverse Performance Threshold, it may be difficult to predict how subsequent changes in the Underlying ETF's value will affect the position of an investor purchasing Fund shares at that price; however, such investor will remain vulnerable to downside risk. Accordingly, the Fund’s NAV could drop significantly as a result of the Inverse Performance Threshold being exceeded at the end of the Outcome Period, and any gains experienced by the Fund will be lost, offset by the Buffer. If an investor is considering purchasing Fund shares during the Target Outcome Period, and the Fund has already decreased in value by an amount that exceeds the Inverse Performance Threshold, an investor purchasing Fund shares at that price will have increased gains available prior to reaching the Cap but will experience any further continued losses of the Underlying ETF on a one-to-one basis (i.e., such investor’s losses will not be offset by any amount). To achieve the target outcomes sought by the Fund for a Target Outcome Period, an investor must hold Fund shares for that entire Target Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide its target outcomes.
An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Target Outcome Period, a new Cap will be established based on the then current price of the Underlying ETF and any gains above the prior Cap will be forfeit. Similarly, an investor that holds Fund shares through multiple Target Outcome Periods will be unable to recapture losses from prior Target Outcome Periods because at the end of each Target Outcome Period, a new Buffer will be established based on the then current price of the Underlying ETF (set at 10% but calculated based on the then-current price of the Underlying ETF) and any losses experienced below the prior Buffer will be locked in. Moreover, the annual imposition of a new Cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF. Investors should consider that investing directly in the Underlying ETF may result in better outcomes than investing in the Fund, particularly if the investor does not hold Fund shares for the entire Target Outcome Period or if the Underlying ETF experiences gains in excess of the Cap.
Investors purchasing shares of the Fund during a Target Outcome Period will experience different results. The Fund’s website,  http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=DQJN,  provides information relating to the possible outcomes for an investor of an investment in the Fund on a daily basis, if purchased on that date and held through the end of the Target Outcome Period, including the Fund’s value relative to the Cap, Buffer and Inverse Performance Threshold. Before purchasing Fund shares, an investor should visit the Fund's website to review this information and understand the possible outcomes of an investment in Fund shares on a particular day and held through the end of the Target Outcome Period.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries except to the extent that the Underlying ETF invests more than 25% of its assets in an industry or group of industries.
The following bar chart and line graph illustrate the hypothetical returns that the FLEX Options seek to provide with respect to the price performance of the Underlying ETF in certain illustrative scenarios over the course of the Target Outcome Period. The Caps in the bar chart and line graph below are for illustration only and the actual Caps may be different. The bar chart and line graph do not take into account payment by the Fund of fees and expenses. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Target Outcome Period.

The following table contains hypothetical examples designed to illustrate the outcomes the Fund seeks to provide over a Target Outcome Period, based upon the performance of the Underlying ETF from -100% to 100% and assuming a hypothetical Cap of 10%. The table is provided for illustrative purposes and does not provide every possible performance scenario for Fund shares over the course of a Target Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the outcomes for a Target Outcome Period. The table is not intended to predict or project the performance of the FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF or return on Fund shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Target Outcome Period, among other factors.
Underlying ETF Performance	Fund Performance
100%	10%
80%	10%
70%	10%
70%	10%
60%	10%
50%	10%
40%	10%
30%	10%
20%	10%
10%	10%
5%	5%
0%	0%
(2.50)%	2.50%
(5)%	5%
(10)%	10%
(15)%	(5)%
(20)%	(10)%
(30)%	(20)%
(40)%	(30)%
(50)%	(40)%
(60)%	(50)%
(70)%	(60)%
(80)%	(70)%
(90)%	(80)%
(100)%	(90)%
Cap on Potential Returns
The returns of the Fund are subject to a Cap of 21.35% (before fees and expenses) and 20.45% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee) for the Target Outcome Period. Unlike other investment products, the potential returns an investor can receive from the Fund are subject to a pre-determined upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an entire Target Outcome Period (before fees and expenses) if the Underlying ETF experiences positive returns over the course of the Target Outcome Period. In the event the Underlying ETF experiences gains over a Target Outcome Period, the Fund seeks to provide investment returns before fees and expenses that match the percentage increase of the Underlying ETF, but any percentage gains over the amount of the Cap will not be experienced by the Fund. This means that if the Underlying ETF experiences gains for a Target Outcome Period in excess of the Cap for that Target Outcome Period, the Fund will not benefit from those excess gains. Therefore, regardless of the performance of the Underlying ETF, the Cap is the maximum return an investor can achieve from an investment in the Fund for that Target Outcome Period if the Underlying ETF experiences positive returns over the course of the Target Outcome Period.
The Cap is set on the first day of each Target Outcome Period. The Cap is provided prior to taking into account annual Fund management fees of 0.90% of the Fund's daily net assets, brokerage commissions, trading fees, taxes and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory or tax expenses. The Cap could be lower if the Fund incurs extraordinary expenses or other costs and expenses that are not borne by the Advisor under its unitary management fee. The Cap applicable to a Target Outcome Period will vary based on prevailing market conditions at the time, including then-current interest rate levels, Underlying ETF volatility, and the relationship of puts and calls on the underlying FLEX Options.
The Cap is a result of the design of the Fund’s principal investment strategy. In order to provide the Inverse Performance and Buffer, the Fund purchases and sells a series of put and call FLEX Options on the first day of a Target Outcome Period. As the purchaser of certain FLEX Options, the Fund is obligated to pay a premium to the seller of those FLEX Options. The portfolio managers will calculate the amount of premiums that the Fund will owe on the options acquired and sold to provide the Inverse Performance and Buffer and will then go into the market and sell options with terms that entitle the Fund to receive premiums such that the net amount of premiums paid per unit of the Underlying ETF is approximately equal to the price per unit of shares of the Underlying ETF. The Cap is the strike price of those sold FLEX Options.
The Cap will likely change from one Target Outcome Period to the next based upon prevailing market conditions at the beginning of the Target Outcome Period. The Cap and the Fund’s value relative to it on any given day should be considered before investing in the Fund. If an investor purchases Fund shares during a Target Outcome Period, and the Fund has already increased in value above the value of the Fund on the first day of the Target Outcome Period (the "Initial Fund Value") for that Target Outcome Period to a level near to the Cap, an investor purchasing Fund shares will have limited to no upside gain potential for the remainder of the Target Outcome Period (because the investor’s potential upside gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the Cap). However, the investor will remain vulnerable to significant downside risk because the investor will bear losses between the price at which an investor purchased Fund shares and the Initial Fund Value for the Target Outcome Period before the benefits of Inverse Performance are available and before subsequent losses that exceed the Inverse Performance Threshold will be protected by the Buffer. If an investor buys Fund shares when the price exceeds the Cap, an investor will not experience any gain unless the Underlying ETF returns are within the Inverse Performance Threshold at the end of the Target Outcome Period and the purchase price for Fund shares is less than the Fund's NAV after delivering Inverse Performance. For example, assuming a $25 Initial Fund Value, if an investor purchases Fund shares at $28 and the Underlying ETF is down −15% at the end of the Target Outcome Period, the investor would experience a loss per share because losses between the purchase price and the Initial Fund Value are not protected by the Buffer or Inverse Performance Threshold. Further, if an investor purchases shares at $22 per share, and this is within the Inverse Performance Threshold, if the Fund's NAV ends at $25 per share at the end of a Target Outcome Period, the investor will realize a gain per share.
Inverse Performance
In addition to seeking to provide positive returns if the Underlying ETF appreciates in value over the course of the Target Outcome Period, the Fund also seeks to provide positive returns if the Underlying ETF experiences negative returns over the course of the Target Outcome Period that are less than the Inverse Performance Threshold. If the Underlying ETF decreases in value over the course of the Target Outcome Period by an amount less than or equal to the Inverse Performance Threshold of -10%, the Fund seeks to provide returns that are equal to the absolute value of the negative price return of the Underlying ETF, prior to taking into account any fees or expenses charged to shareholders, which will have the effect of lessening returns experienced by shareholders. The Inverse Performance Cap (i.e., the maximum return that shareholders can obtain via Inverse Performance) is 10%, prior to taking into account any fees or expenses charged to shareholders. When the Fund’s fees and expenses are taken into account, the Inverse Performance Cap is 9.10%. The Fund’s Inverse Performance Cap will be further reduced by any shareholder transaction fees, and any extraordinary expenses incurred by the Fund. Such extraordinary expenses (incurred outside of the ordinary operation of the Fund) may include, for example, unexpected litigation, regulatory or tax expenses.
It is possible that the Fund will drop in value significantly at the end of the Target Outcome Period if the Inverse Performance Threshold is breached. The Inverse Performance Threshold is measured at the end of the Target Outcome Period when the Fund’s FLEX Options expire. While the Fund’s NAV is expected to move as a result of changes in the value of the Fund’s FLEX Options (which is dependent upon the movements of the Underlying ETF, among other things), the Fund’s FLEX Options are European-style options and can only be exercised on the expiration date. If the Underlying ETF decreases in value from the Initial Fund Value but is within the Inverse Performance Threshold at the end of the Target Outcome Period, the Fund will provide returns that are equal to the absolute value of the negative price return of the Underlying ETF. For example, if at the end of the Target Outcome Period, the Underlying ETF has depreciated by -5.5%, the Fund seeks to provide returns of 5.5%, prior to taking into account and fees or expenses charged to shareholders. If the Underlying ETF decreases in value beyond the Inverse Performance Threshold at the end of the Target Outcome Period, the Fund will not provide any positive returns. Accordingly, the Fund’s NAV could drop significantly as a result of the Inverse Performance Threshold being exceeded at the end of the Target Outcome Period, and any gains experienced by the Fund will be lost, and the Buffer will be provided to shareholders. For example, if the Underlying ETF depreciated by -15.1% over the course of the Target Outcome Period, the Fund would forfeit all gains and, through the operation of the Buffer, seek to provide returns of -5.1%. Large movements in the price of the Underlying ETF at the end of the Target Outcome Period exacerbates this risk. Separately, if the Target Outcome Period has begun and the Underlying ETF has decreased in value below its initial value at the onset of the Target Outcome Period, an investor purchasing Fund shares at this point may not experience the full benefit of Inverse Performance to the extent of the Inverse Performance Threshold and will remain vulnerable to downside risks. If an investor purchases Fund shares during a Target Outcome Period, and the Fund has already increased in value above the Initial Fund Value for that Target Outcome Period due to a decrease in the Underlying ETF’s value to a level near but not exceeding the Inverse Performance Threshold, an investor purchasing Fund shares will have limited to no upside gain potential from Inverse Performance for the remainder of the Target Outcome Period (because the investor’s potential upside gain will be limited to the difference between the Fund’s NAV on the date the investor purchased Fund shares and the Inverse Performance Cap). Further, if the value of the Underlying ETF subsequently declines beyond the Inverse Performance Threshold by the end of the Target Outcome Period, the Fund will forfeit all positive returns it had been experiencing through Inverse Performance during such period and instead experience losses of the Underlying ETF, and such investor’s losses would likely be greater than those experienced by an investor who had purchased Fund shares at the start of the Target Outcome Period. An investment in the Fund is only appropriate for shareholders willing to bear the losses described herein.
Buffered Returns
The Buffer seeks to provide returns that, if the Underlying ETF experiences losses that exceed the Inverse Performance Threshold, are 10% higher than the returns of the Underlying ETF over the course of the Target Outcome Period (before accounting for fees and expenses); however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. After the Underlying ETF has decreased in price by more than 10%, the Fund will experience subsequent losses on a one-to-one basis (i.e., if the Underlying ETF loses 20%, the Fund loses 10% (before fees and expenses)). The Buffer is before taking into account the Fund's fees and expenses charged to shareholders. When the Fund's fees and expenses are taken into account, the Buffer is 9.10%. The Buffer will be further reduced by any brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee. The Fund does not seek to provide a Buffer at any time other than the end of the Target Outcome Period.
If an investor is considering purchasing Fund shares during the Target Outcome Period, and the Fund has already decreased in value by an amount that exceeds the Inverse Performance Threshold, an investor purchasing Fund shares at that price will have increased gains available prior to reaching the Cap but will experience any further continued losses of the Underlying ETF on a one-to-one basis (i.e., such investor’s losses will not be offset by any amount). Conversely, if an investor is considering purchasing Fund shares during the Target Outcome Period and the Fund has already increased in value, then a shareholder may experience losses in an amount greater than it would have if it had purchased shares as of the start of the Target Outcome Period (since the Buffer is measured from the start of each Target Outcome Period). While the Fund seeks to limit losses to 90% for shareholders who hold Fund shares for the entire Target Outcome Period, there is no guarantee it will successfully do so. Investors who sell Fund shares before the end of the Target Outcome Period may not fully benefit from the intended outcomes, and their returns may differ significantly from those described for shareholders holding throughout the entire period. A shareholder that purchases Fund shares at the beginning of the Target Outcome Period may lose their entire investment. A shareholder that purchases Fund shares after the Target Outcome Period has begun may also lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear the losses described herein.
General Information on the FLEX Options
For each Target Outcome Period, the Fund will invest in both purchased and written put and call FLEX Options that reference the Underlying ETF. Because the value of the Fund is based on FLEX Options that reference the Underlying ETF and not the Underlying ETF directly, variations in the value of the FLEX Options impact the correlation between the Fund’s NAV and the price of the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the section entitled "Fund Investments" below. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons.
The FLEX Options that the Fund will hold that reference the Underlying ETF will give the Fund the right or the obligation to either receive or deliver shares of the Underlying ETF, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between the Underlying ETF’s value and a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.
The Fund will generally, under normal conditions, hold four kinds of FLEX Options for each Target Outcome Period. The Fund will purchase call options (giving the Fund the right to receive shares of the Underlying ETF or a cash payment) and put options (giving the Fund the right to deliver shares of the Underlying ETF or a cash payment), while simultaneously selling (i.e., writing) call options (giving the Fund the obligation to deliver shares of the Underlying ETF or a cash payment) and put options (giving the Fund the obligation to receive shares of the Underlying ETF or a cash payment). The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. Each of the FLEX Options purchased and sold throughout the Target Outcome Period will have the same terms, such as strike price and expiration date, as the FLEX Options purchased and sold on the first day of the Target Outcome Period.
On the FLEX Options expiration date, the Fund intends to sell the FLEX Options prior to their expiration or cash-settle the FLEX Options and use the resulting proceeds to purchase new FLEX Options for the next Target Outcome Period.

The Underlying ETF
The Underlying ETF is an exchange-traded open-end management company that uses a full replication strategy, meaning it invests entirely in the Nasdaq-100 Index®. Invesco Capital Management LLC (“Invesco”) serves as the Underlying ETF’s sponsor. The investment objective of the Underlying ETF is to seek to track the investment results, before fees and expenses, of the Nasdaq-100 Index® (the “Index”). See below for a description of the Underlying ETF’s principal investment strategies and risks. You can find the Underlying ETF’s prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at  http://www.invesco.com/us/qqq-etf/.
The summary information below regarding the Underlying ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Underlying ETF and to other publicly available information (e.g., the Underlying ETF’s annual reports) to obtain an understanding of the Underlying ETF’s business and financial prospects.
The following description of the Underlying ETF’s principal investment strategies was taken directly from the Underlying ETF’s prospectus, dated December 22, 2025 (“QQQ” refers to the Underlying ETF; other defined terms have been modified and are limited to this excerpt).
“QQQ will invest substantially all of its assets in the securities that comprise the Index.
Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which includes securities of 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Security types generally eligible for inclusion in the Underlying Index are common stocks and tracking stocks as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. Securities of companies organized as real estate investment trusts (“REITs”), securities of Special Purpose Acquisition Companies (“SPACs”), and “when-issued” securities are not eligible for inclusion in the Index.
The Index reflects companies from all major sectors, except for companies that are classified as “financials” according to the Industry Classification Benchmark (“ICB”). The Index weights its component securities using a “modified market capitalization-weighted” methodology, which is a hybrid between equal weighting and conventional capitalization weighting. Under this methodology, no component security may exceed 24% of the weight of the Index...
QQQ operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Index. QQQ employs a “full replication” methodology in seeking to track the Index, meaning that QQQ invests in all of the securities comprising the Index in proportion to their weightings in the Index.”
Subsequent Target Outcome Periods
The Fund will alert existing shareholders to the new Cap at the beginning of each new Target Outcome Period in the following manner:
1. Approximately one week prior to the end of the current Target Outcome Period, the Fund will make a sticker filing that will alert existing shareholders that the Target Outcome Period is approaching its conclusion and disclose the anticipated Cap range for the next Target Outcome Period. There is no guarantee that the final Cap set for a Target Outcome Period will be within the anticipated Cap range. This filing will be mailed to existing shareholders.
2. Following the close of business on the last day of the Target Outcome Period, the Fund will make a sticker filing that discloses the Fund’s Cap for the next Target Outcome Period. This filing will be mailed to existing shareholders. Investors should monitor the Fund's website, set forth below, for current information on the next Target Outcome Period.
3. On the first day of the new Target Outcome Period, the Fund will file a full prospectus that incorporates the sticker filing from the previous evening which replaces the Caps/dates associated with the previous Target Outcome Period with the Caps/dates associated with the new Target Outcome Period. Correspondingly, the Fund will file a revised summary prospectus that reflects such changes.
The information referenced above will also be available on the Fund's website at
http://www.ftportfolios.com/retail/etf/EtfSummary.aspx?Ticker=DQJN.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
BUFFERED LOSS RISK. There can be no guarantee that the Fund will be successful in its strategy to buffer against the negative price return of the Underling ETF if the Underlying ETF decreases over the Target Outcome Period by more than the Inverse Performance Threshold. A shareholder may lose their entire investment. The Fund’s strategy seeks to deliver returns (before fees and expenses) that either match the positive price return of the Underlying ETF (up to the Cap) or match the absolute value of the negative price return of the Underlying ETF up to the Inverse Performance Threshold, while limiting downside losses, if shares are bought on the first day of the Target Outcome Period and held until the end of the Target Outcome Period. In the event an investor purchases shares after the first day of the Target Outcome Period or sells shares prior to the end of the Target Outcome Period, the Buffer that the Fund seeks to provide may not be available. Further, if an investor purchases Fund shares during the Target Outcome Period and the Fund's NAV has increased in value versus its NAV at the commencement of the Target Outcome Period, such shareholder may experience losses in an amount greater than it would have if it had purchased shares as of the start of the Target Outcome Period (since the Buffer is measured from the start of each Target Outcome Period). An investor may experience significant losses on its investment, including the loss of its entire investment.
CAP CHANGE RISK. A new Cap is established at the beginning of each Target Outcome Period and is dependent on prevailing market conditions. As a result, the Cap may rise or fall from one Target Outcome Period to the next and is unlikely to remain the same for consecutive Target Outcome Periods.
CAPPED UPSIDE RISK. The Fund’s strategy seeks to provide returns (before fees and expenses) that match those of the Underlying ETF for Fund shares purchased on the first day of a Target Outcome Period and held for the entire Target Outcome Period, subject to a pre-determined upside Cap. If an investor does not hold its Fund shares for an entire Target Outcome Period, the returns realized by that investor likely will not match those that the Fund seeks to achieve. If the Underlying ETF experiences gains during a Target Outcome Period, the Fund will not participate in those gains beyond the Cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period and the Fund has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their Fund shares (because the investor’s potential gain will be limited to the difference between the Fund’s NAV on the date the investor purchased the Fund shares and the Cap), however, the investor will remain vulnerable to downside risks. If an investor buys Fund shares when the price exceeds the Cap, an investor will not experience any gain unless the Underlying ETF returns are within the Inverse Performance Threshold at the end of the Target Outcome Period and the purchase price for Fund shares is less than the Fund's NAV after delivering Inverse Performance. An investor that holds Fund shares through multiple Target Outcome Periods may fail to experience gains comparable to those of the Underlying ETF over time because at the end of each Target Outcome Period, a new Cap will be established based on the then current price of the Underlying ETF and any gains above the prior Cap will be forfeit. Moreover, the annual imposition of a new Cap on future gains may make it difficult to recoup any losses from prior Target Outcome Periods such that, over multiple Target Outcome Periods, the Fund may have losses that exceed those of the Underlying ETF.
CASH TRANSACTIONS RISK. The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among the United States, Israel, Iran, Hamas, Hezbollah and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, the United States, and other nations. Such events may also disrupt global trade and supply chains, increase sanctions and other governmental actions, and contribute to volatility in oil and natural gas markets. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
GROWTH STOCKS INVESTMENT RISK. The Underlying ETF invests significantly in growth stocks. Stocks exhibiting growth characteristics tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividend payments that can help cushion its share price during declining markets.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFORMATION TECHNOLOGY COMPANIES RISK. The Underlying ETF invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
INVERSE PERFORMANCE RISK. The Fund’s strategy seeks to provide positive returns that are equal to the absolute value of the negative price return of the Underlying ETF if the Underlying ETF decreases in value over the course of the Target Outcome Period by an amount less than or equal to the Inverse Performance Threshold. There is no guarantee that the Fund will be successful in its strategy to experience Inverse Performance, and if certain of the FLEX Options fail, investors could experience losses irrespective of the Inverse Performance Threshold. Although the Inverse Performance and effect of the Inverse Performance Threshold is only measured at the end of the Target Outcome Period, the Fund’s NAV is expected to change over the course of the Target Outcome Period as a result of changes in the value of the Underlying ETF. Accordingly, during the Target Outcome Period, the Fund may be subject to significant changes in its NAV due to the Underlying ETF's price performance measured from the commencement of the Target Outcome Period, as well as additional factors impacting the value of the Fund's FLEX Options (see 'FLEX Options Risk' and 'Options Risk'). It is possible for small price movements of the Underlying ETF at the end of a Target Outcome Period to cause a sudden change from positive to negative returns for the Fund. If such movements caused the Inverse Performance Threshold to be breached, the Fund would forfeit all positive returns experienced through Inverse Performance and would instead experience losses of the Underlying ETF offset by the Buffer. If an investor purchases Fund shares when the Underlying ETF’s value has decreased to a level near or exceeding the Inverse Performance Threshold, it may be difficult to predict how subsequent changes in the Underlying ETF's value will affect the position of an investor purchasing Fund shares at that price; however, such investor will remain vulnerable to downside risk. Further, after the commencement of the Target Outcome Period an investor purchases Fund shares and the Fund’s NAV has increased due to Inverse Performance, such investor will have less Inverse Performance available before the Inverse Performance Cap is reached. If the Underlying ETF has experienced losses beyond the Inverse Performance Threshold, an investor that purchases at this time will not experience gains from subsequent losses experienced by the Underlying ETF.
LARGE CAPITALIZATION COMPANIES RISK. The Underlying ETF invests in the securities of large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.
NEW FUND RISK. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation

Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated investment company” (“RIC”), however, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund's options strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Internal Revenue Code of 1986, as amended. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.
The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.
To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund's RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. See “Federal Tax Matters” below for more information.
In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
TARGET OUTCOME PERIOD RISK. The Fund’s investment strategy is designed to deliver returns that match the Underlying ETF if Fund shares are bought on the day on which the Fund enters into the FLEX Options (i.e., the first day of a Target Outcome Period) and held until those FLEX Options expire at the end of the Target Outcome Period subject to the Cap. In the event an investor purchases Fund shares after the first day of a Target Outcome Period or sells shares prior to the expiration of the Target Outcome Period, the value of that investor’s investment in Fund shares may not be buffered against a decline in the value of the Underlying ETF and may not participate in a gain in the value of the Underlying ETF up to the Cap for the investor’s investment period.
TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF CONCENTRATION RISK. The Underlying ETF may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Underlying ETF's investments more than the market as a whole, to the extent that the Underlying ETF's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
UNDERLYING ETF EQUITY RISK. Because the Fund holds FLEX Options that reference the Underlying ETF, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index will not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.
The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.
You should only consider this investment if:	You should not consider this investment if:
●you fully understand the risks inherent in an investment in the Fund;	●you do not fully understand the risks inherent in an investment in the Fund;
●you desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;	●you do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF over the Target Outcome Period;
●you are willing to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;	●you are unwilling to hold shares for the duration of the Target Outcome Period in order to achieve the outcomes that the Fund seeks to provide;
●you fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;	●you do not fully understand that investments made when the Fund is at or near to the Cap may have limited to no upside;
●you fully understand that investments made when the Fund is at or near to the Inverse Performance Threshold may have
limited to no upside and may experience downside
performance regardless of the whether the Underlying ETF
experiences gains or losses;

●you do not fully understand that investments made when the
Fund is at or near to the Inverse Performance Threshold may
have limited to no upside and may experience downside
performance regardless of the whether the Underlying ETF
experiences gains or losses;

●you are willing to forgo any gains in excess of the Cap;	●you are unwilling to forgo any gains in excess of the Cap;
●you are not seeking an investment that provides dividends to shareholders;	●you are seeking an investment that provides dividends to shareholders;
●you fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the Buffer;	●you do not fully understand that investments made after the Target Outcome Period has begun may not fully benefit from the Buffer;
●you are willing to accept the risk of losing your entire investment; and	●you are unwilling to accept the risk of losing your entire investment; and
●you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.	●you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at http://www.ftportfolios.com. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Vest Financial, LLC (“Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
●
Karan Sood, Managing Director of Vest
●
Trevor Lack, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since June 2026.
Purchase and Sale of Fund Shares
The Fund intends to issue and redeem shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/Retail/etf/home.aspx.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=DQJN.
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